UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2023

PACIFIC PREMIER BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-22193 (Commission File Number)	33-0743196 (I.R.S. Employer Identification No.)

17901 Von Karman Avenue, Suite 1200, Irvine, CA                           92614

(Address of principal executive offices)                                                 (Zip Code)

Registrant’s telephone number, including area code: (949) 864-8000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PPBI	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

Set forth below are the three proposals that were voted on at the 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) of Pacific Premier Bancorp, Inc. (the “Company”), and the related voting results, as certified by the 2023 Annual Meeting inspector of election. Each of the proposals, described in further detail in the Company’s definitive proxy statement, was approved by the Company’s stockholders. Other than the three proposals summarized below, no other item of business was submitted at the 2023 Annual Meeting.

On the record date for the 2023 Annual Meeting, there were 95,753,866 shares of Company common stock issued, outstanding and entitled to vote. Stockholders holding 88,121,904 shares of Company common stock were present at the 2023 Annual Meeting, in person or represented by proxy.

Proposal 1: The twelve nominees named in the Company’s definitive proxy statement were elected to serve a one-year term expiring in 2024 or until their successors are duly elected and qualified, based upon the following votes:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Ayad A. Fargo	84,310,233	347,519	66,160	3,397,992
Steven R. Gardner	82,396,876	2,303,313	23,723	3,397,992
Joseph L. Garrett	83,262,752	1,432,445	28,715	3,397,992
Stephanie Hsieh	84,385,380	270,585	67,947	3,397,992
Jeffrey C. Jones	83,085,635	1,571,268	67,009	3,397,992
Rose E. McKinney-James	84,342,993	309,147	71,772	3,397,992
M. Christian Mitchell	83,843,888	812,015	68,009	3,397,992
George M. Pereira	84,468,796	183,122	71,994	3,397,992
Barbara S. Polsky	84,277,941	379,259	66,712	3,397,992
Zareh H. Sarrafian	84,003,784	652,757	67,371	3,397,992
Jaynie M. Studenmund	84,076,231	569,567	78,114	3,397,992
Richard C. Thomas	84,431,140	225,964	66,808	3,397,992

Proposal 2: The proposal to approve, on a non-binding advisory basis, the compensation of the Company's named executive officers, as described in the definitive proxy statement, was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
82,950,311	1,684,503	89,098	3,397,992

Proposal 3: The appointment of Deloitte & Touche LLP as the Company’s independent auditor for the fiscal year ending December 31, 2023 was ratified, having received the following votes:

For	Against	Abstain
88,049,687	56,297	15,920

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated: May 23, 2023	By:	/s/ Steven R. Gardner
Steven R. Gardner
Chairman, President and Chief Executive Officer

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